SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 31, 2004
                        (Date of earliest event reported)


                          SmartVideo Technologies, Inc.
             (Exact name of Registrant as specified in its charter)


       Delaware                      000-26809               91-1962104
(State of incorporation or     (Commission File No.)       (IRS Employer
      organization)                                         Identification No.)


                               1650 Oakbrook Drive
                                    Suite 405
                               Norcross, GA 30093
                    (Address of principal executive offices)


                                 (770) 729-8777
              (Registrant's telephone number, including area code)















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Item 7.           Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

                  None.

(b) Pro forma financial information.

                  None.

(c)   Exhibits.

         The following item is furnished as an Exhibit to this Report:

12 Press release dated March 31, 2004 announcing the Company's financial results for the year ended December 31, 2003.

Item 12. Results of Operation and Financial Condition

         The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On March 31, 2004, the Company issued a press release regarding its financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 12 and is incorporated herein by reference.

Exhibit           Exhibit Description

12 Press release dated March 31, 2004 announcing the Company's financial results for the year ended December 31, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTVIDEO TECHNOLOGIES, INC.



                                         By: /s/ Richard E. Bennett, Jr.
                                             ---------------------------
                                         Name:   Richard E. Bennett, Jr.
                                         Title:  President & CEO


Date:  March 31, 2004




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EXHIBIT INDEX

Exhibit           Description

12 Press release dated March 31, 2004 announcing the Company's financial results for the year ended December 31, 2003.




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